                                                                    Exhibit 10.2


================================================================================




                               TRANSFER AGREEMENT


                                     BETWEEN


                        EQUICREDIT CORPORATION OF AMERICA
                                   TRANSFEROR


                                       AND


                          EQCC RECEIVABLES CORPORATION
                                   TRANSFEREE


                          DATED AS OF DECEMBER 1, 2001


                                EQCC TRUST 2001-2





================================================================================

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
                                   ARTICLE I

                              CERTAIN DEFINITIONS

SECTION 1.01.  General...................................................................      1

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS

SECTION 2.01.  Conveyance of Mortgage Loans..............................................      1
SECTION 2.02.  Possession of Mortgage Files..............................................      2
SECTION 2.03.  Books and Records.........................................................      2
SECTION 2.04.  Delivery of Mortgage Loan Documents. .....................................      2
SECTION 2.05.  Acceptance by Transferee of the Mortgage Loans; Certain
                  Substitutions; Certification by the Trustee. ..........................      3
SECTION 2.06.  Acceptance by Transferee. ................................................      5
SECTION 2.07.  The Closing...............................................................      5

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01.  Representations and Warranties of the Transferor. ........................      5
SECTION 3.02.  Representations and Warranties as to the Mortgage Loans and the
                  Mortgage Pool..........................................................      7
SECTION 3.03.  Purchase and Substitution. ...............................................     17

                                   ARTICLE IV

                                   CONDITIONS

SECTION 4.01.  Conditions to Obligation of the Transferee................................     19
SECTION 4.02.  Conditions To Obligation of the Transferor................................     20

                                   ARTICLE V

                                 THE TRANSFEROR

SECTION 5.01.  Third Party Servicers.....................................................     20
SECTION 5.02.  Enforceability; Merger or Consolidation of the Transferor.................     21
SECTION 5.03.  Mandatory Delivery; Grant of Security Interest............................     21

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS
SECTION 6.01.  Conflicts With Pooling and Servicing Agreement.......................   22
SECTION 6.02.  Protection of Title to Trust.........................................   22
SECTION 6.03.  Other Liens or Interests.............................................   22
SECTION 6.04.  Purchase Events......................................................   22
SECTION 6.05.  Indemnification......................................................   23
SECTION 6.06.  Trust................................................................   23

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

SECTION 7.01.  Amendment............................................................    23
SECTION 7.02.  Waivers..............................................................    23
SECTION 7.03.  Costs and Expenses...................................................    23
SECTION 7.04.  Survival.............................................................    24
SECTION 7.05.  Confidential Information.............................................    24
SECTION 7.06.  Severability Clause..................................................    24
SECTION 7.07.  Headings and Cross-References........................................    24
SECTION 7.08.  Recordation of Agreement.............................................    24
SECTION 7.09.  Governing Law........................................................    24
SECTION 7.10.  Notices..............................................................    25
SECTION 7.11.  Counterparts.........................................................    25
SECTION 7.12.  The Certificate Insurer and the NIMS Insurer. .......................    25


EXHIBIT A   Mortgage Loan Schedule
EXHIBIT B   Form of Transferee Receipt
EXHIBIT C   Contents of Mortgage File

          THIS TRANSFER AGREEMENT is made as of December 1, 2001, by and between EQUICREDIT CORPORATION OF AMERICA (the "Transferor") and EQCC RECEIVABLES CORPORATION (the "Transferee").

          WHEREAS, the Transferor and the Transferee wish to set forth the terms pursuant to which the Mortgage Loans are to be transferred by the Transferor to the Transferee in exchange for (i) the delivery of cash from the Transferee and
(ii) the acceptance by the Transferee of a capital contribution from the Transferor in the amount of the balance of the purchase price of the Mortgage Loans;

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

          SECTION 1.01. General
                        -------

          Certain capitalized terms used and undefined in this Agreement are defined in and shall have the respective meanings assigned them in Article I to
                                                                   ---------
the Pooling and Servicing Agreement, dated as of December 1, 2001, by and among the Transferee, as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee (the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Transfer Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Transfer Agreement unless otherwise specified.

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS
                        --------------------------------

          SECTION 2.01. Conveyance of Mortgage Loans.
                        ----------------------------

          (a) Immediately upon the consummation on the Closing Date of the transactions contemplated by this Agreement, in exchange for cash in the amount agreed to by the Transferor and the Transferee in a separate agreement and the acceptance by the Transferee of a capital contribution from the Transferor for the balance of the purchase price for the Mortgage Loans, all as reflected on the books and records of the Transferor and Transferee, the Transferor does hereby transfer, assign, set over and convey to the Transferee without recourse, all of the right, title and interest of the Transferor (other than Transferor's rights to Prepayment Charges, Existing Advances and Excluded Ancillary Income) in and to the Mortgage Loans set forth in the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files (as defined below)
          ---------
relating thereto and all proceeds thereof (excepting any amounts received on and after the Cut-off Date in respect of interest accrued on such Mortgage Loans prior to the Cut-off Date).

          SECTION 2.02. Possession of Mortgage Files.
                        -----------------------------

          (a) Upon the delivery to the Transferor of the consideration set forth in Section 2.01, the ownership of the Transferor's Mortgage Notes, related
         ------------
Mortgages and the contents of the related Mortgage Files are vested in the Transferee.

          (b)  Pursuant to Section 2.04, the Transferor has delivered or caused
                           ------------
to be delivered the Transferee's Mortgage File with respect to its Mortgage Loans to the Transferee.

          SECTION 2.03. Books and Records.
                        ------------------

          The transfer of each Mortgage Loan to the Transferee shall be reflected on the Transferor's balance sheets and other financial statements as a sale of assets by the Transferor. The Transferor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Transferee.

          SECTION 2.04. Delivery of Mortgage Loan Documents.
                        ------------------------------------

          The Transferor has delivered or caused to be delivered to the Transferee or its designee in accordance with the instructions of the Transferee each of the documents referred to in Section 2.04 of the Pooling and Servicing Agreement and listed in Exhibit C hereto for each Mortgage Loan.
                        ---------

          The Transferor shall use its reasonable efforts promptly to deliver or cause to be delivered to the Transferee: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Transferor was delivered to the Transferee; (b) the original recorded Assignments of Mortgage evidencing a complete chain of assignment from the originator of such Mortgage to the Transferor or the applicable Originator, which, together with any intervening Assignments of Mortgage, evidences a complete chain of assignments from the originator to the Transferor or the applicable Originator in those instances where copies of such assignments certified by the Transferor were delivered to the Transferee; and (c) the title insurance policy or assurance of title required in paragraph (4) of Exhibit C (to the extent so required). The
                             ---------
Transferor shall, within five (5) Business Days after the receipt thereof, and in any event, within twelve months after the Closing Date, deliver or cause to be delivered to the Transferee each document described in any of paragraphs (1),
(2), (3) and (5) on Exhibit C; provided, however, that if a document described
                    ---------
in paragraph (2) or (5) on Exhibit C has not been returned from the appropriate
                           ---------
public recording office, the Transferor shall deliver a certified copy of the Mortgage and a receipted copy of the assignment from the appropriate recording office prior to the expiration of such twelve-month period. Notwithstanding anything to the contrary contained in this Section 2.04, the Transferor shall be
                                           ------------
deemed to have satisfied its obligations to deliver a Mortgage or Assignment of Mortgage upon delivery to the Transferee of a copy of such Mortgage or Assignment of Mortgage, as applicable, certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Transferor may forward or cause to be forwarded to the Transferee additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Transferee as to each Mortgage Loan are referred to herein as the "Mortgage File."

          All recording required pursuant to this Section 2.04 shall be
                                                  ------------
accomplished by and at the expense of the Transferor.

          SECTION 2.05. Acceptance by Transferee of the Mortgage Loans; Certain
                        -------------------------------------------------------
Substitutions; Certification by the Trustee.
-------------------------------------------

          (a) The Transferee agrees to execute and deliver on the Closing Date an acknowledgment of receipt of, for each Mortgage Loan, the items listed in paragraphs (1), (2), (3), (7) and (8) on Exhibit C hereto, in the form attached
                                         ---------
as Exhibit B hereto (other than any Mortgage Loan paid in full or any Mortgage
   ---------
Loan specifically identified in such certification as not covered by such certification), and declares that the Transferee will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms hereof. Pursuant to the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee will review (or cause to be reviewed) each Mortgage File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the delivery thereof) and deliver (or cause to be delivered) a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement and the Pooling and Servicing Agreement are in its possession (other than those described in paragraphs (1)(ii), 5(ii), (6), (11), (12), (13),
(14), (15), (16) and (17) on Exhibit C hereto), (ii) such documents have been
                             ---------
reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor) and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule (other than items (i), (iv) and (x) of the definition of Mortgage Loan Schedule) accurately reflects the information set forth in the Mortgage File. Pursuant to the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, pursuant to the Pooling and Servicing Agreement, the Trustee shall deliver (or cause to be delivered) a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit F-2 evidencing the completeness of the Mortgage Files.

          (b) If the Trustee (or other party referred to in the Pooling and Servicing Agreement) during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 or
                                                          ------------
Exhibit C hereto or substantively to the description thereof as set forth in the
---------
Mortgage Loan Schedule, the Trustee (or other party referred to in the Pooling and Servicing Agreement) is required by the Pooling and Servicing Agreement promptly to give notice of the same. In performing any such review, such person may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of such person's review of the Mortgage Files is limited solely to confirming that the documents listed in Exhibit C hereto (other than those described in paragraph (1)(ii), 5(ii), (6)
   ---------
and (11) through (17) on Exhibit C) have been executed and received and relate
                         ---------
to the Mortgage Files identified in the Mortgage Loan Schedule. The Transferor agrees to use its reasonable efforts to cause to be remedied any material defect in a document constituting part of a Mortgage File of which the Transferor is so notified by the Trustee (or other party referred to in the Pooling and Servicing Agreement). If, however, within 60 days after notice to it respecting such defect, the Transferor has not caused to be remedied the defect and the defect materially and adversely affects the interest of the Transferee in the Mortgage Loan, upon demand therefor by the Servicer, the Transferor will on the third Business Day preceding the Distribution Date immediately succeeding the end of such 60-day period (or 30-day, in the case of failure to deliver original Mortgage Notes or a Destroyed Mortgage Note Affidavit) (i) if within two years of the closing date, substitute, in lieu of such Mortgage Loan, a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to
   ------------
the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee if the Transferor is the Servicer, plus the amount of any unreimbursed Interest Advances made with respect to such Mortgage Loan out of funds on deposit in the Principal and Interest Account pursuant to Section 6.08 of the Pooling and Servicing Agreement, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date (after deducting therefrom any amounts received in respect of such purchased Mortgage Loan or Loans and held in the Principal and Interest Account for future distribution); provided that if such defect caused
                                           --------
such Mortgage Loan not to be a "qualified mortgage" within the meaning of Code
Section 860G(a)(3), such repurchase or, if applicable, substitution shall occur within 75 days of the earlier of the delivery of the Trustee's interim certification under the Pooling and Servicing Agreement or Servicer's discovery of such defect. It is understood that (i) a failure of a Mortgage File to contain a Mortgage Note (or a Destroyed Mortgage Note Affidavit as permitted by paragraph 1 on Exhibit C) or a Mortgage (with or without evidence of recording)
-----------    ---------
(ii) the inclusion in the Mortgage Pool of any Mortgage Loan with a CLTV greater than 100% which also fails to meet the requirement that it be "principally secured by an interest in real property" within the meaning of Treasury Regulation 1.860G-2(a)(1), or (iii) notwithstanding a lost note affidavit as permitted by paragraph (1) on Exhibit C, the obligation under a Mortgage Note for which the original is not available becomes unenforceable because another person has another superior claim under such Mortgage Note, or (iv) any other Mortgage File defect that causes the related Mortgage Loan not to be a "qualified mortgage" within the meaning of Code Section 860G(a)(3) materially and adversely affects the interests of the Certificateholders. Except as provided in the preceding sentence, ith respect to a defect or failure of delivery of any other document required to be included in a Mortgage File, such defect or non-delivery shall not give rise to any obligation to purchase or substitute for a Mortgage Loan unless and until (1) such defect or failure of delivery shall have had a material and adverse effect on the interests of the Trustee or Certificateholders or the Certificate Insurer in the related Mortgage Loan (a "Material Defect") and (2) a Mortgage Loan Loss shall have occurred with respect to that Mortgage Loan or foreclosure on the related Mortgaged Property is rendered impossible. In the event of a Mortgage Loan Loss on a

Mortgage Loan with respect to which a Material Defect shall have occurred, which Mortgage Loan Loss is determined following liquidation of the related Mortgage Loan, it is understood that the Transferor shall satisfy any repurchase obligation by depositing the amount of a Mortgage Loan Loss into the Principal and Interest Account on the next succeeding Determination Date (after deducting therefrom any amounts received in respect of such liquidated Mortgage Loan or Loans and held in the Principal and Interest Account for future distribution).

          (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase described above and receipt of the Mortgage File relating to the purchase price for such Deleted Mortgage Loan or the Qualified Substitute Mortgage Loan and any Substitution Adjustment, the Trustee is required to release to the Transferor the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Mortgage Loan to the Transferor.

          SECTION 2.06. Acceptance by Transferee.
                        -------------------------

          The Transferee acknowledges the assignment to it of the Mortgage Loans being transferred hereby by the Transferor and the delivery of the Mortgage Files to it or upon its order and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Transferor, in exchange for such Mortgage Loans and the related Mortgage Files, the consideration as set forth in Section 2.01.
                              ------------

          SECTION 2.07. The Closing.
                        ------------

          The conveyance of the Mortgage Loans shall take place at the offices of Hunton & Williams, Bank of America Plaza, Suite 3500, 101 South Tryon Street, Charlotte, North Carolina 28280, on the Closing Date, immediately prior to the closing of the transactions contemplated by the Pooling and Servicing Agreement and the other Basic Documents.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          SECTION 3.01. Representations and Warranties of the Transferor.
                        -------------------------------------------------

          The Transferor hereby represents and warrants to the Transferee as of the Closing Date:

          (a) The Transferor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Transferor and perform its obligations as a Transferor hereunder; the Transferor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Transferor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of the Transferor; and all requisite action has been taken by the Transferor to make this Agreement valid, binding and enforceable upon the Transferor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

               (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Transferor makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Transferor of the Basic Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Transferor and the performance by the Transferor of its obligations as the Transferor under this Agreement and such of the other Basic Documents to which it is a party;

               (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of the Transferor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Transferor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Transferor or its property is subject;

               (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Transferor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by the Pooling and Servicing Agreement or by any Basic Document, contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

               (e) There is no action, suit, proceeding or investigation pending or, to the best of the Transferor's knowledge, threatened against the Transferor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Transferor or in any material impairment of the right or ability of the Transferor to carry on its business substantially as now conducted, or in any material liability on the part of the Transferor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Transferor contemplated herein, or which would be likely to impair materially the ability of the Transferor to perform under the terms of this Agreement;

               (f) The Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Transferor or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

               (g) Upon the receipt of each Mortgage File by the Transferee under this Agreement, the Transferee will have good and indefeasible title to each Mortgage Loan (other than any amounts received after the Cut-off Date in respect of interest accrued on or prior to the Cut-off Date) and such other assets transferred hereunder free and clear of any Lien (other than Liens which will be simultaneously released);

               (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

               (i) The Transferor did not transfer any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

               (j) The Transferor is solvent and the Transferor will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Transferee; and

               (k) The origination and collection practices used by the Transferor with respect to each Mortgage Note and Mortgage (other than each Mortgage Note and Mortgage evidencing or securing (as applicable) a Mortgage Loan acquired from an originator (each, an "Acquired Mortgage Loan") have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business; and, to the best knowledge of the Transferor, the origination and collection practices used by the originator with respect to each Mortgage Note and Mortgage evidencing or securing (as applicable) an Acquired Mortgage Loan have been in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business.

               SECTION 3.02. Representations and Warranties as to the Mortgage
                             -------------------------------------------------
Loans and the Mortgage Pool.
---------------------------

               The Transferor hereby represents and warrants to the Transferee with respect to each Mortgage Loan, as of the Closing Date (except as otherwise indicated); provided, that all references to percentages of the Mortgage Loans
            --------
(or of the Mortgage Loans in Mortgage Loan Group 1, Mortgage Loan Group 2, Mortgage Loan Group 3, Mortgage Loan Group 4, Mortgage Loan Group 5, Mortgage Loan Group 6 or Mortgage Loan Group 7, as applicable) as of the Cut-off Date (rounded to two decimal points):

               (a) The information with respect to each related Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct;

               (b) All of the original or certified documentation set forth in
Section 2.04 of the Pooling and Servicing Agreement (including all material documents related thereto) has been or will be delivered to the Transferee on the Closing Date or as otherwise provided in such Section 2.04;

               (c) Each Mortgage Loan is being serviced by the Initial Servicer;

               (d) Each Mortgage Loan in Mortgage Loan Group 1, Mortgage Loan Group 2, Mortgage Loan Group 3, Mortgage Loan Group 4 and Mortgage Loan Group 5 is an Adjustable Rate Mortgage Loan, and each Mortgage Loan in Mortgage Loan Group 6 and Mortgage Loan Group 7 is a Fixed Rate Mortgage Loan.

               (e) Mortgage Loans constituting approximately 19.83% of the Mortgage Loans in Mortgage Loan Group 6 and approximately 18.91% of the Mortgage Loans in Mortgage Loan Group 7 are balloon loans which will provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. Less than 0.5% of the Mortgage Loans in each of Group 1, Group 2, Group 3, Group 4 and Group 5 are balloon loans. Approximately 19.74% of the Mortgage Loans in Mortgage Loan Group 6 and approximately 18.83% of the Mortgage Loans in Mortgage Loan Group 7 are balloon loans based on a 30-year amortization schedule. Approximately 0.08%, 0.26%, 2.56% and 16.94% of the Mortgage Loans in Mortgage Loan Group 6, and approximately 0.11%, 0.10%, 2.44% and 16.27% of the Mortgage Loans in Mortgage Loan Group 7, provide for a single payment of the remaining loan balances approximately 5, 7, 10, and 15 years, respectively, after origination. All of such balloon loans provide for Monthly Payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than 60 months following origination and no later than 180 months following origination. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date.

               (f) Each Mortgage relating to a Mortgage Loan is a valid and subsisting first or second lien on the Mortgaged Property subject, in the case of any second Mortgage Loan only to a First Lien on such Mortgaged Property, and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in paragraph 4 of Exhibit C
                                                                   ---------
hereto, with respect to the related Mortgage Loan, which exceptions are generally acceptable to first and second lien mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

               (g) Each Mortgage Loan is principally secured by a Mortgaged Property. Each Mortgaged Property is improved by a one- to four-family Residential Dwelling, which, to the best of the Transferor's knowledge, does not include (A) cooperatives, (B) mobile homes other than permanently affixed mobile homes which constitute real property under state law, or (C) except for not more than approximately 0.33% of the Mortgage Loans in Mortgage Loan Group 1, approximately 0.20% of the Mortgage Loans in Mortgage Loan Group 2, approximately 0.12% of the Mortgage Loans in the Mortgage Loan Group 3, approximately 0.16% of the Mortgage Loans in Mortgage Loan Group 4, approximately 0.09% of the Mortgage Loans in Mortgage Loan Group 5, approximately 0.58% of the Mortgage Loans in Mortgage

Loan Group 6, and approximately 0.88% of the Mortgage Loans in Mortgage Loan Group 7 manufactured housing units, as defined in the FNMA Selling Guide, which constitute other than real property under state law. Each manufactured home securing a Mortgage Loan is a "single family residence" as defined in Section 25(e)(10) of the Code that is used as a single family residence, has a minimum living space of 400 square feet and a minimum width of 102 inches and is of the kind customarily used at a fixed location;

               (h) With respect to each Mortgage Loan involving property improved by a manufactured or mobile home, the Transferor or the related Originator has taken all action necessary to create a valid and perfected first or second priority (as reflected in the Mortgage Loan Schedule) lien and security interest in such manufactured or mobile home and the related Mortgaged Property, including, without limitation, the filing of UCC financing statements or notations on certificates of title if necessary, under applicable state law;

               (i) Immediately prior to the transfer and assignment herein contemplated, the Transferor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan, subject to no liens, charges, mortgages, encumbrances or rights of others (except any liens released immediately prior to the Transferor's transfer of the Mortgage Loans to the Transferee); and immediately upon the transfer and assignment herein contemplated, the Transferee will hold good and indefeasible title, to, and be the sole owner of, each Mortgage Loan (other than amounts collected on the Mortgage Loans in respect of interest accrued prior to the Cut-off Date) subject to no liens, charges, mortgages, encumbrances or rights of others;

               (j) Approximately 2.23% of the Mortgage Loans in Mortgage Loan Group 1, approximately 2.27% of the Mortgage Loans in Mortgage Loan Group 2, approximately 4.10% of the Mortgage Loans in Mortgage Loan Group 3, approximately 9.86% of the Mortgage Loans in Mortgage Loan Group 4, approximately 6.53% of the Mortgage Loans in Mortgage Loan Group 5, approximately 10.82% of the Mortgage Loans in Mortgage Loan Group 6, and approximately 7.27% of the Mortgage Loans in Mortgage Loan Group 7, (excluding Bankruptcy Loans) are 30 or more days contractually delinquent as of the close of business on November 30, 2001; and none of the Mortgage Loans in the Mortgage Pool are more than 59 days contractually delinquent as of the close of business on November 30, 2001. For purposes of this representation and warranty "30 or more days contractually delinquent" means that a Monthly Payment due on a Due Date was unpaid as of the end of the month of the next succeeding Due Date or following Due Dates. As of the Closing Date, the Transferor does not know or have reason to know of any facts or circumstances with respect to any Mortgagor or Mortgage Loan that would indicate that foreclosure is likely to occur with respect to the related Mortgaged Property;

               (k) To the best of the Transferor's knowledge, (i) there is no delinquent tax or assessment lien on any Mortgaged Property that would jeopardize the Transferor's enforcement of the lien of the applicable Mortgage, and (ii) each Mortgaged Property is free of material damage and is in average repair;

               (l) No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (m) To the best of the Transferor's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(o) below;
               ---------------

               (n) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

               (o) With respect to each Mortgage Loan, other than any Mortgage Loan secured by a second priority lien and having an original Principal Balance not in excess of $50,000 and any Mortgage Loan with an original Principal Balance not in excess of $50,000 which is secured by a first priority Mortgage on a Mortgaged Property located in Oklahoma, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form customary and acceptable in the related Mortgaged Property State, by a title insurance company acceptable to FNMA and FHLMC and authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to (1) in the case of any second lien Mortgage Loan, a First Lien on the same Mortgaged Property, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the related Mortgage, such exceptions being set forth in the title insurance policy or attorney's opinion of title and in the related appraisal, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and (3) such other exceptions to which similar properties are commonly subject and which do not, individually or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by the related Mortgage, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect or, with respect to Mortgaged Properties located in jurisdictions in which it is customary and acceptable to obtain an assurance of title in lieu of a title insurance policy, such assurance of title has been obtained; no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage Loan has done, by act or omission, anything that would impair the coverage of the mortgage title insurance policy;

               (p) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08 of the Pooling and Servicing Agreement; all premiums thereon have been paid; each Mortgage obligates the Mortgagor thereunder to maintain all such premiums at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement further from the Mortgagor;

           (q) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 5.07 or 5.08 of the Pooling and Servicing Agreement, if and to the extent required by such Section 5.07 or 5.08;

           (r) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

           (s) The Transferor has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Transferee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Transferee;

           (t) No more than approximately 0.15% of the Mortgage Loans in Mortgage Loan Group 1, approximately 0.30% of the Mortgage Loans in Mortgage Loan Group 2, no more than approximately 0.18% of the Mortgage Loans in Mortgage Loan Group 3, no more than approximately 0.11% of the Mortgage Loans in Mortgage Loan Group 4, no more than approximately 0.64% of the Mortgage Loans in Mortgage Loan Group 5, no more than approximately 0.06% of the Mortgage Loans in Mortgage Loan Group 6 and no more than approximately 0.33% of the Mortgage Loans in Mortgage Loan Group 7 are secured by Mortgaged Properties located within any single five-digit zip code area within the State of California. No more than approximately 0.34% of the Mortgage Loans in Mortgage Loan Group 1, no more than approximately 0.37% of the Mortgage Loans in Mortgage Loan Group 2, no more than approximately 0.22% of the Mortgage Loans in Mortgage Loan Group 3, no more than approximately 0.28% of the Mortgage Loans in Mortgage Loan Group 4, no more than approximately 0.23% of the Mortgage Loans in Mortgage Loan Group 5, no more than approximately 0.19% of the Mortgage Loans in Mortgage Loan Group 6, and no more than approximately 0.18% of the Mortgage Loans in Mortgage Loan Group 7 are secured by Mortgaged Properties located within any single five-digit zip code area outside the State of California;

           (u)  At least approximately 94.04%, 93.90%, 88.38%, 94.04%, 95.96%,
91.82% and 95.56%, respectively, of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7, respectively, are secured by an Owner Occupied Mortgaged Property that is the Mortgagor's primary residence;

           (v) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary to protect the interests of the Transferee, and which has been or will be delivered to the Transferee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Transferor (or, subject to Section 2.04 of the Pooling and Servicing Agreement are in the process of being recorded);

           (w) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, from his or her obligations under the related Mortgage, Mortgage Note and other related documents;

           (x) Except for Existing Advances, the Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever was earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest. With respect to Mortgaged Properties that are the subject of a ground lease, to the best of the Transferor's knowledge, all lease rents, and all other payments or assessments that have become due have been paid and the Mortgagor is not in material default under any other provisions of the lease and the lease is valid, in good standing and in full force and effect;

           (y) To the best of the Transferor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently in process, and the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

           (z) To the best of the Transferor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

           (aa) To the best of the Transferor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Transferor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

           (bb) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording documents with respect to the Mortgage Loans were paid;

           (cc) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

           (dd) No Mortgage Loan was originated under a buydown plan;

           (ee) There is no obligation on the part of the Transferor or any other party to make payments in addition to those made by the Mortgagor;

           (ff) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Transferee to the trustee under such deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

           (gg) No Mortgage Loan has a shared appreciation feature or other contingent interest feature;

           (hh) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted not more frequently than once every six months. If the related First Lien provides for negative amortization, the CLTV must be calculated at the maximum principal balance of such First Lien that could result upon application of such negative amortization feature. No notice of default with respect to the related First Lien has been delivered to the Transferor that has not been cured;

           (ii) With respect to each Mortgage Loan secured by a second priority lien, either (i) no consent for the Mortgage Loan was or is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

           (jj) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment;

           (kk) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

           (ll) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

           (mm) Except for Existing Advances, any future advances made to the Mortgagor prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

           (nn) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security purported to be provided by the Mortgage, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage (subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption) except as set forth in the Prospectus;

           (oo) Except for bankruptcy-related defaults under the Bankruptcy Loans and payment delinquencies described in Section 3.02(k) of this Agreement,
                                             ---------------
to the best of the Transferor's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Transferor has waived any such default, breach, violation or event of acceleration;

           (pp) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

           (qq) All amounts received by the Transferor on and after the Cut-off Date with respect to the Mortgage Loans that are required to be paid to the Transferee have been transferred to the Transferee;

           (rr) Each Mortgage Loan was originated and underwritten by, or purchased and re-underwritten by, the Transferor or by an affiliate of the Transferor, provided, that, with respect to one segment of the Mortgage Loans
            --------
purchased by the Originators from a third-party, which segment comprises approximately 12.83% of the Mortgage Loans, only a random sample of approximately 10% of such purchased segment was re-underwritten by the Transferor or by an Affiliate of the Transferor;

           (ss) As of the Cut-off Date, each Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Prospectus Supplement, including all statistical data provided therein in tabular format or otherwise;

           (tt) The Mortgage Loans were not selected by the Originators or the Transferor for transfer to the Transferee hereunder on any basis intended to affect adversely the Transferee;

           (uu) A full interior inspection appraisal was performed in connection with each Mortgaged Property; provided, that for certain loans with Combined
                              --------
Loan-To-Value Ratios less than 85% and balances less than $50,000, interior inspections may not have been performed;

           (vv) The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 1 are not less than 5.62% and 0.00% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 2 are not less than 5.43% and 0.00% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 3 are not less than 3.875% and 0.00% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 4 are not less than 1.875% and 0.00% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 5 are not less than 5.44% and 0.00% per annum, respectively. The Mortgage Interest Rate for each Mortgage Loan in Mortgage Loan Group 6 is not less than 4.23% per annum. The Mortgage Interest Rate for each Mortgage Loan in Mortgage Loan Group 7 is not less than 2.00% per annum. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 1 are not more than 16.83% and 13.85% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 2 are not more than 16.00% and 16.40% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 3 are not more than 15.10% and 14.40% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 4 are not more than 19.45% and 14.90% per annum, respectively. The current Mortgage Interest Rate and Gross Margin for each Mortgage Loan in Mortgage Loan Group 5 are not more than 16.525% and 12.30% per annum, respectively. The Mortgage Interest Rate for each Mortgage Loan in Mortgage Loan Group 6 is not more than 21.00% per annum. The Mortgage Interest Rate for each Mortgage Loan in Mortgage Loan Group 7 is not more than 25.34% per annum;

           (ww) None of the Mortgage Loans in Mortgage Loan Group 1 or Mortgage Loan Group 2 is subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA"); no more than 7% of the Mortgage Loans in the aggregate, by unpaid
  -----
principal balance as of the Cut-off Date, is comprised of Mortgage Loans that are subject to HOEPA; with respect to any Mortgage Loan in Mortgage Loan Group 3, Mortgage Loan Group 4, Mortgage Loan Group 5, Mortgage Loan Group 6 or Mortgage Loan Group 7 that is subject to HOEPA, all notices required to be delivered to the related Mortgagor pursuant to HOEPA have been delivered, and all other requirements of HOEPA have been complied with. Any breach of this representation shall be considered material for the purpose of Section 3.03;

           (xx) Each hazard insurance policy required to be maintained under
Section 5.07 of the Pooling and Servicing Agreement with respect to such Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

           (yy) If the Mortgaged Property consists of a leasehold estate, the Mortgage covers property improvements and the Mortgagor's leasehold interest in the land upon which such improvements are situated; at origination of the Mortgage Loan the term of the leasehold estate was scheduled to last for at least ten years beyond the maturity date of the Mortgage or provided for perpetual renewal covenants; the leasehold estate is assignable by the mortgagee; and the lease is valid and in full force and effect;

     (zz) To the best of the Transferor's knowledge, no Mortgaged Property was, at origination, located within a one-mile radius of any site with material environmental or hazardous waste risks;

     (aaa) Approximately 4.18%, 7.97%, 5.73% and 7.11%, respectively, of the Mortgage Loans in Group 4, Group 5, Group 6 and Group 7, respectively, are Mortgage Loans as to which the related Mortgagor's payment obligations under the Mortgage Loan is subject to a Plan. Except for the Mortgage Loans listed on Exhibit G-2 of the Pooling and Servicing Agreement, to the best of the
-----------
Depositor's knowledge, no other Mortgage Loan is subject to a Plan. None of the Mortgage Loans in Group 1, and no more than 0.01% of the Mortgage Loans in each of Group 2 and Group 3, are subject to a Plan. Any breach of this representation shall be considered material for the purpose of Section 3.03;

     (bbb) With respect to each Mortgage Loan, the CLTV does not exceed 100%. To the extent there is no documentation evidencing an appraisal with respect to a Mortgage Loan, such Mortgage Loan was originated pursuant to a program that required an appraisal of the Mortgaged Property securing the Mortgage Loan that established a CLTV of less than 100%. In addition, no Mortgage Loan has been modified since the date it was originated in a manner that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest, extend the final maturity date, or modify any other material term of the Mortgage Loan unless such Mortgage Loan was delinquent or in default at the time of such modification;

     (ccc) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Transferor represents and warrants that each Mortgage Loan is directly secured by a Mortgage on residential real property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect such residential real property and such interest in residential real property was the sole security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the lien of the Mortgage Loan, and
(b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(e), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a

"significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the "Testing Date" shall be the date upon which the latest such "significant modification" occurred;

     (ddd) No more than 10% and no less than 90% of the aggregate Loan Balances of all the Mortgage Loans measured by Cut-off Date Loan Balances relate to Mortgage Loans originated or purchased under an Originator's "Limited Documentation Program" and "Full Documentation Program," respectively;

     (eee) To the best of the Depositor's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the Certificateholders; no error or omission, misrepresentations, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to the Mortgage Loan;

     (fff) The origination and collection practices used by the Originator and the Initial Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. Each Mortgage Loan has been serviced by the Initial Servicer (directly or through a subservicer) in accordance with the terms of the Mortgage Note. All interest rate and payment adjustments have been made in accordance with the terms of the Mortgage or the related Mortgage Note;

     (ggg) The Mortgage Loans listed on Exhibit S of the Pooling and Servicing
                                        ---------
Agreement are the only Mortgage Loans with respect to which a forbearance agreement or Mortgage Loan modification in the nature of a forbearance agreement or an interest extension, pursuant to which the final maturity date for the Mortgage Loan was extended in response to delinquent payments, are currently in effect. The Initial Servicer entered into each such forbearance agreement or modification in accordance with its normal servicing policies (without reference to any provision permitting discretionary waivers of the servicing policies). For each Mortgage Loan on Exhibit S of the Pooling and Servicing Agreement, the
                          ---------
Mortgagor has made a scheduled payment (in accordance with the forbearance agreement or modification) for at least three of the past four months. No such forbearance agreement or modification rescheduled any payments other than payments that were delinquent at the time such forbearance agreement or modification was entered into. Any breach of this representation shall be considered material for the purpose of Section 3.03.

     SECTION 3.03. Purchase and Substitution.
                   -------------------------

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Mortgage Loans to the Transferee. Upon discovery by the Trustee, the Transferee, the Servicer, any Subservicer, the Certificate Insurer, the NIMS Insurer, or the Custodian of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Transferee, or which materially and adversely affects the interests of the Transferee in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Transferor shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan by remitting to the Servicer for deposit in the Principal and Interest Account, on the next succeeding Determination Date relating to a Distribution Date, in the manner and at the price specified in Section 2.05(b), or by substituting one or more
                          ---------------
Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Closing Date. Any such substitution shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Principal and Interest Account; provided, that if such breach of a representation and warranty caused
         --------
such Mortgage Loan not to be a "qualified mortgage" within the meaning of Code
Section 860G(a)(3), such repurchase or, if applicable, substitution shall occur within 75 days of the earlier of the delivery of the Trustee's interim certification under the Pooling and Servicing Agreement or Servicer's discovery of such defect. It is understood that (i) a failure of a Mortgage File to contain a Mortgage Note (or a lost note affidavit as permitted by paragraph 1 on
                                                                  -----------
Exhibit C) or a Mortgage (with or without evidence of recording), (ii) the
---------
inclusion in the Mortgage Pool or any Mortgage Loan with a CLTV greater than 100% which also fails to meet the requirement that it be "principally secured by an interest in real property" within the meaning of Treasury Regulation 1.860G-2(a)(1), or (iii) notwithstanding a lost note affidavit as permitted by paragraph (1) on Exhibit C, the obligation under a Mortgage Note for which the original is not available becomes unenforceable because another Person has another superior claim under such Mortgage Note, or (iv) any other Mortgage File defect that causes the related Mortgage Loan not to be a "qualified mortgage" within the meaning of Code Section 860G(a)(3) constitutes a Material Breach. Notwithstanding anything to the contrary herein (except as stated in the preceding sentence), a Material Breach shall not give rise to an obligation to purchase or substitute for a Mortgage Loan unless and until a Mortgage Loan Loss is incurred on the related Mortgage Loan. It is understood that the Transferor may satisfy any repurchase obligation with respect to any Material Breach as to a Mortgage Loan for which a Mortgage Loan Loss was determined following liquidation of the Mortgage Loan, by depositing the amount of the related Mortgage Loan Loss into the Principal and Interest Account on the next succeeding Determination Date (after deducting therefrom any amounts received in respect of such liquidated Mortgage Loans and held in the Principal and Interest Account for future distribution). Notwithstanding the foregoing, the breach of the representation and warranty in Sections 3.02(uu), 3.02(yy) and 3.02(eee) of
                                   -----------------  --------     ---------
the Pooling and Servicing Agreement shall constitute a Material Breach, and the related Mortgage Loan must be repurchased or substituted by no later than the third Business Day following the 60th day after the Transferor's receipt of actual knowledge that such Mortgage Loan is subject to HOEPA or that such representation was breached.

     As to any Deleted Mortgage Loan for which the Transferor substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Transferee a certification in the form attached to the Custodial Agreement as Exhibit B thereto, and delivering to the Transferee the documents constituting the Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

           The Servicer is required to deposit in the Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution; provided, however, that any amounts received after the date of substitution in respect of interest accrued on or prior to the date of substitution on such Qualified Substitute Mortgage Loan will constitute the property of the Transferor. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Servicer on behalf of the Transferor. The Transferee will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Servicer on behalf of the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Servicer and the Transferor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the
             -------------     ----
Transferor will remit to the Transferee an amount equal to the Substitution Adjustment, if any.

           It is understood and agreed that the obligations of the Transferor set forth in Sections 2.05 and 3.03 to cure, purchase, pay the Mortgage Loan
             -------------     ----
Loss or substitute for a defective Mortgage Loan as provided in Sections 2.05
                                                                -------------
and 3.03 constitute the sole remedies of the Transferee respecting a breach of
    ----
the foregoing representations and warranties.

           Any cause of action against the Transferor relating to or arising out of a defect in a Mortgage File as contemplated by Section 2.05 or the breach of
                                                  ------------
any representations and warranties made in Sections 3.01 or 3.02 shall arise as
                                           -------------    ----
to any Mortgage Loan upon the occurrence of not less than all of the following events: (i) discovery of such defect or breach by the Certificate Insurer, the NIMS Insurer or any party and notice thereof to the Transferor or notice thereof by the Transferor to the Transferee, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Transferor by the Certificate Insurer, the NIMS Insurer or the Transferee for all amounts payable in respect of such Mortgage Loan. The party delivering such notice shall also deliver a copy thereof to the Certificate Insurer and the NIMS Insurer.

                                   ARTICLE IV

                                   CONDITIONS
                                   ----------

           SECTION 4.01. Conditions to Obligation of the Transferee.
                         ------------------------------------------

           The obligation of the Transferee to purchase the Mortgage Loans is subject to the satisfaction of the following conditions:

           (a) Representations and Warranties True. The representations and
               -----------------------------------
warranties of the Transferor hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

           (b)  Documents to be Delivered By the Transferor at the Closing.
                ----------------------------------------------------------

                (i) Final Mortgage Loan Schedule specifying the Mortgage Loans to be transferred hereunder, one copy to be attached to each counterpart to the Pooling and Servicing Agreement as the Mortgage Loan Schedule thereto;

                (ii) Officer's Certificate dated as of the Closing Date with respect to the Transferor, and attached thereto the resolutions of the Transferor, authorizing the transactions contemplated by this Agreement and the other Basic Documents, together with copies of the charter and by-laws of the Transferor;

                (iii) Opinion of Counsel to the Transferor dated as of the Closing Date in the form required to be delivered to any Rating Agency or the Certificate Insurer; and

                (iv) Certificate or other evidence of merger or changes of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Transferor by merger or acquired or originated by the Transferor while conducting business under a name other than its present name.

           (c)  Other Documents. At the Closing, the Transferor shall provide
                ---------------
such other documents as the Transferee may reasonably request.

           (d)  Other Transactions. The transactions contemplated by the Pooling
                ------------------
and Servicing Agreement and the other Basic Documents shall be consummated on the Closing Date.

           SECTION 4.02. Conditions To Obligation of the Transferor.
                         ------------------------------------------


           The obligation of the Transferor to transfer the Mortgage Loans to the Transferee is subject to the satisfaction of the condition that at the Closing Date, the Transferee shall deliver to the Transferor the consideration provided in Section 2.01 and the Transferee shall accept a capital contribution
            ------------
from the Transferor in an amount equal to the balance of the purchase price of the Mortgage Loans transferred by the Transferor to the Transferee, all as reflected on the books and records of the Transferor and the Transferee.

                                    ARTICLE V

                                 THE TRANSFEROR
                                 --------------

           SECTION 5.01. Third Party Servicers.
                         ---------------------

           As of the Closing Date, the Transferor has represented to the Transferee that the Mortgage Loans are serviced by the Initial Servicer and are not subject to servicing agreements with third parties. It is understood and agreed between the Transferor and the Transferee that the Mortgage Loans which are the subject of this Agreement are to be delivered free and clear of any servicing agreements with third party servicers (other than the Expected Successor Servicer).

The Transferor, without reimbursement from the Transferee, shall pay any fees or penalties required by any third party servicer for releasing the Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer of such servicing from any such third party servicer to the Transferee.

          SECTION 5.02. Enforceability; Merger or Consolidation of the
                        ----------------------------------------------
                        Transferor.
                        ----------

          (a) The Transferor will keep in full effect its respective existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents, the Pooling and Servicing Agreement, and any of the Mortgage Loans and to perform its duties under such agreements.

          (b) Any Person into which the Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Transferor shall be a party, or any Person succeeding to the business of the Transferor, shall be the successor of the Transferor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 5.03. Mandatory Delivery; Grant of Security Interest.
                        -----------------------------------------------

          The transfer and delivery on the Closing Date by the Transferor of its Mortgage Loans are mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Transferee for the loss and damages incurred by the Transferee (including damages to prospective purchasers of the Certificates) in the event of the Transferor's failure to deliver the Mortgage Loans on or before the Closing Date. The Transferor hereby grants to the Transferee a lien on and continuing security interest in each Mortgage Loan and each document and instrument evidencing such Mortgage Loan to secure the performance by the Transferor of its obligations hereunder, and the Transferor agrees that it holds each Mortgage Loan in custody for the Transferee subject to the Transferee's (i) right to reject any Mortgage Loan under the terms of this Agreement and (ii) obligation to deliver cash and other consideration as set forth in Section 2.01 for the Mortgage Loans. All
                                    ------------
rights and remedies of the Transferee under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity, and all such rights and remedies may be exercised concurrently, independently or successively.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS
                              ---------------------

          The Transferor agrees with the Transferee as follows:

          SECTION 6.01. Conflicts With Pooling and Servicing Agreement.
                        -----------------------------------------------

          To the extent that any provision of Sections 6.02 through 6.04 of this
                                              -------------         ----
Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

          SECTION 6.02. Protection of Title to Trust.
                        -----------------------------

          (a) The Transferor shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

              (i) maintain or preserve the transfer evidenced by this Agreement or carry out more effectively the purposes hereof; or

              (ii) preserve and defend the Transferee's title to the Mortgage Loans and the rights of the Transferee in such assets against the claims of all persons and parties, and the Transferor hereby designates the Transferee, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Transferee pursuant to this Section 6.02.
                                                      ------------

          SECTION 6.03. Other Liens or Interests.
                        -------------------------

          Except for the conveyances hereunder and pursuant to this Agreement and the other Basic Documents, the Transferor shall not sell, pledge, assign or transfer the Mortgage Loans to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Transferor shall defend the right, title and interest of the Transferee in, to and under such Mortgage Loans against all claims of third parties claiming through or under the Transferor.

          SECTION 6.04. Purchase Events.
                        ----------------

          The Transferor acknowledges that the Transferee has assigned all of their right, title and interest in, to and under this Agreement, including the Transferee's right to cause the Transferor to purchase the Mortgage Loans from the Transferee under certain circumstances, to the Trust pursuant to Section
2.01 of the Pooling and Servicing Agreement, and the Transferee has granted to the Trustee a security interest in and Lien on the Mortgage Loans and the Transferee's right, title and interest in this Agreement. The Transferor hereby covenants and agrees with the Transferee for the benefit of the Transferee, the Trustee, the Certificateholders and the Certificate Insurer, the NIMS Insurer, that the occurrence of a breach of any of the Transferor's representations and warranties contained in Section 3.02 hereof shall constitute
                        ------------
events obligating the Transferor, to the extent specified in Section 3.03 of the
                                                             ------------
Pooling and Servicing Agreement, and without further notice from the Transferee hereunder, to purchase applicable Mortgage Loans from the Trustee (a "Purchase Event"). It is understood and agreed that the obligation of the Transferor to purchase any Mortgage Loan as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Transferor for such breach available to the Trustee, the Certificateholders, the Certificate Insurer or the NIMS Insurer.

          SECTION 6.05. Indemnification.
                        ----------------

          The Transferor shall indemnify the Transferee against any loss or liability as a result of the failure of any Mortgage Loan to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Transferor may otherwise have.

          SECTION 6.06. Trust.
                        ------

          The Transferor acknowledges that the Transferee shall, pursuant to the Pooling and Servicing Agreement, transfer the Mortgage Loans to the Trustee (for the benefit of the Certificateholders), and the Transferee assigns its rights hereunder to the Trustee (for the benefit of the Certificateholders) as set forth in the Pooling and Servicing Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          SECTION 7.01. Amendment.
                        ----------

          This Agreement may be amended from time to time (upon prior notice to each of the Rating Agencies and with the prior written consent of the Certificate Insurer) by a written amendment duly executed and delivered by the Transferor and the Transferee, provided, however, that any such amendment that
                               --------  -------
materially adversely affects the rights of the Certificateholders under the Pooling and Servicing Agreement must be consented to by a Majority in Voting Interest of the Certificates.

          SECTION 7.02. Waivers.
                        --------

          No failure or delay on the part of the Transferee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

          SECTION 7.03. Costs and Expenses.
                        -------------------

          The Transferor agrees to pay all reasonable out-of-pocket costs and expenses of the Transferee, including fees and expenses of counsel, in connection with the perfection as against third parties of the Transferee's right, title and interest in, to and under the Mortgage Loans and the enforcement of any obligation of the Transferor hereunder.

          SECTION 7.04. Survival.
                        ---------

          The representations, warranties and covenants of the Transferor set forth in Sections 3.01 and 3.02 and Article V of this Agreement shall remain in
         -------------     ----     ---------
full force and effect and shall survive the closing under Section 2.07 and the
                                                          ------------
transfers contemplated by Sections 6.04 and 6.06.
                          -------------     ----

          SECTION 7.05. Confidential Information.
                        -------------------------

          The Transferee agrees that it shall neither use nor disclose to any person the names and addresses of the Mortgagors, except in connection with the enforcement of the Transferee's rights (i) hereunder, (ii) under the Mortgage Loans, (iii) under the Basic Documents or (iv) as required by law.

          SECTION 7.06. Severability Clause.
                        --------------------

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 7.07. Headings and Cross-References.
                        ------------------------------

          The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

          SECTION 7.08. Recordation of Agreement.
                        -------------------------

          To the extent permitted by applicable law, the Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Transferor at the Transferor's expense on direction of the Transferee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Transferee.

          SECTION 7.09. Governing Law.
                        --------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (BUT WITH REFERENCE TO SECTION 5-1401 OF THE

NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

          SECTION 7.10. Notices.
                        --------

          All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail with return receipt requested, and shall be deemed to have been duly given upon receipt at the appropriate address set forth in the Pooling and Servicing Agreement.

          SECTION 7.11. Counterparts.
                        -------------

          This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 7.12. The Certificate Insurer and the NIMS Insurer.
                        ---------------------------------------------

          Any right conferred to the Certificate Insurer and the NIMS Insurer hereunder shall be suspended during any period in which the Certificate Insurer or the NIMS Insurer is in default in its payment obligations under their respective insurance policies. At such time as the Certificates are no longer outstanding under the Pooling and Servicing Agreement, and no amounts owed to the Certificate Insurer or the NIMS Insurer under any Basic Document or under the Insurance and Indemnity Agreement remain unpaid, the Certificate Insurer's or the NIMS Insurer's rights hereunder shall terminate. Each of the Certificate Insurer and the NIMS Insurer is an intended third-party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             TRANSFEROR:
                                             ----------

                                             EQUICREDIT CORPORATION OF AMERICA


                                             By:    /s/ Todd Rosenthal
                                                    ----------------------------
                                             Name:  Todd Rosenthal
                                             Title: Senior Vice President


                                             TRANSFEREE:
                                             ----------

                                             EQCC RECEIVABLES CORPORATION


                                             By:    /s/ Todd Rosenthal
                                                    ----------------------------
                                             Name:  Todd Rosenthal
                                             Title: Senior Vice President




                   [Signature Pages to the Transfer Agreement]

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

             (See Exhibit D to the Pooling and Servicing Agreement)
              ----------------------------------------------------

                                                                       EXHIBIT B


                           FORM OF TRANSFEREE RECEIPT
                           --------------------------

                                                         _____________ __, 2001

EquiCredit Corporation of America

     Re:  Transfer Agreement (the "Transfer Agreement"), dated as of December 1,
                                   ------------------
          2001, between EquiCredit Corporation of America (the "Transferor") and EQCC Receivables Corporation (the "Transferee") relating to the EQCC Asset Backed Certificates, Series 2001-2

Gentlemen:

          In accordance with Section 2.05 of the Transfer Agreement, the
                             ------------
undersigned hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has
          ---------------------
received, with respect to each Mortgage Loan, the documents specified in paragraphs (1), (2), (3), (7) and (8) on Exhibit C to the Transfer Agreement, as
                                         ---------
applicable, a Mortgage, or a certified copy thereof, Assignment of Mortgage, or a certified copy thereof, and a Mortgage Note with respect to each Mortgage Loan listed in the Transfer Agreement and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered.

          Capitalized words and phrases used and undefined herein shall have the respective meanings assigned to them in the above-captioned Transfer Agreement.

                               EQCC RECEIVABLES CORPORATION

                               By:    __________________________________________
                               Name:  __________________________________________
                               Title: __________________________________________

                                                                       EXHIBIT C

                            CONTENTS OF MORTGAGE FILE
                            -------------------------

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Transferee pursuant to Section 2.04 of the Pooling and
                                        ------------
Servicing Agreement), all of which shall be available for inspection by the Trustee and the Custodian, to the extent required by applicable laws:

          1. (i)(A) The original Mortgage Note, with any intervening endorsements, endorsed "Pay to the order of The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2001, Series 2001-2, without recourse" or in blank and signed, by facsimile or manual signature, in the name of the Transferor or of the Originator that transferred such Mortgage Loan to the Transferor pursuant to the Transfer Agreement by a Responsible Officer of the Transferor or such Originator, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Originator or the Transferor, as the case may be, if neither the Transferor nor the Originator from whom the Transferor acquired such Mortgage Loan was the originator of the Mortgage Loan or (B) if such Mortgage
               Note is a Destroyed Mortgage Note, an original Destroyed Mortgage Note Affidavit together with a copy of such Mortgage Note attached thereto and, (ii) and, with respect to manufactured housing units, the certificate of title, if any.

          2. Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Transferor or of the Originator that transferred such Mortgage Loan to the Transferor (provided, however, that such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Mortgages relating thereto) or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

          3. The original Assignment of Mortgage from the Originator that transferred such Mortgage Loan to the Transferor (or, in the case of Mortgage Loans owned by the Transferor without any assignment of such Mortgage Loans from an Originator, an original Assignment from the Transferor) to The Bank of New York as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2001, Series 2001-2, or in blank; any such Assignments of Mortgage may be made by blanket assignment for

               Mortgage Loans secured by the Mortgaged Properties located in the same county if permitted by applicable local law.

          4. Except with respect to any Mortgage Loan secured by a second priority lien and having a principal balance not in excess of $50,000, and any Mortgage Loan with a principal balance not in excess of $50,000 which is secured by a first priority Mortgage on a Mortgaged Property located in Oklahoma, the original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or original documents of assurance of title.

          5. Either: (i) originals of all intervening assignments, if any showing a complete chain of title from the originator to the Transferor or the applicable Originator, including any recorded warehousing assignments, with evidence of recording thereon, or,
               (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Transferor or the applicable Originator or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

          6. Originals of all assumption and modification agreements, if any or a copy certified as a true copy by a Responsible Officer of the Transferor or the applicable Originator.

          7.   [RESERVED]

          8. In the event that the Mortgage Loan was acquired by the Transferor or the applicable Originator in a merger, the Reassignment of the Assignment of Beneficial Interest must be by Originator; and in the event that the Mortgage Loan was acquired or originated by the Transferor or such Originator while doing business under another name, the Reassignment of Assignment of Beneficial Interest must be by Originator.

          9.   [RESERVED]

          10.  [RESERVED]

          11. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

          12.  Residential loan application.

          13.  Verification of employment and income, and tax returns, if any.

          14.  Credit report on the mortgagor.

          15. The full appraisal if available made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling. Provided, that for certain loans with combined loan-to-value ratios less than 85% and balances less than $50,000, interior inspections may not be included.

          16.  Copy of the First Lien, if in the Servicer's file.

          17. All other papers and records developed or originated by the Transferor, the applicable Originator or others, required to document the Mortgage Loan or to service the Mortgage Loan.